AGREEMENT OF LEASE

                             Single Tenant Building

     THIS AGREEMENT OF LEASE by and between Liberty Property Limited Partnership, a limited partnership organized and existing under the laws of Pennsylvania (herein called "Landlord") and Iomega Corporation organized and existing under the laws of Delaware (herein called "Tenant.")


                                                    WITNESSETH:


     1. Premises. Landlord does hereby demise and let unto Tenant and Tenant does hereby lease and take from Landlord for the term and upon the terms1 covenants, conditions and provisions set forth herein all that tract of land located at 6532 Judge Adams Road, Whitsett, North Carolina 27377 (herein called the "Lot") which is outlined in red on Exhibit "A" hereto, together with the building (herein called the "Building") and improvements (the Lot, the Building and any other improvements thereon being herein collectively called the "Premises").

*located thereon


     4. Use of Premises. Tenant shall occupy the Premises throughout the term and shall use the same for and only for a light assembly, warehousing and distribution of computer storage devices with appurtenant offices.


     5. Rent.

          (a) Minimum Annual Rent. Tenant shall pay a minimum annual rent of Four Hundred Ninety-One Thousand One Hundred Eight-Four and No/100 Dollars ($491,184.00), without notice or demand, and without setoff, in equal monthly installments of Forty Thousand Nine Hundred Thirty-Two and No/100 Dollars ($40,932.00) in advance, on the first day of each calendar month during the term of this lese. Provided, however, that rent for the first full month shall be paid upon the signing of this lease. If the Commencement Date shall fall on a day other than the first day of a calendar month, the rent shall be apportioned pro rata on a per diem basis for the period between the Commencement Date and the first day of the following calendar month and such apportioned sum shall be paid on such Commencement Date. In addition, Tenant shall pay Landlord without setoff the additional rent as hereinafter set forth. Unless otherwise specifically provided, all sums shall be paid to Landlord at the address given in
     Article 30 hereof.

     6. Taxes and Other Impositions.

          (a) Payment. As additional rent hereunder, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required). Tenant shall pay throughout the term or this lease all levies, taxes, assessments, water and sewer rents and charges, liens, license and permit fees, charges for public utilities and all other charges, imposts or burdens of whatsoever kind and nature, general or special, foreseen or unforeseen, whether or no particularized by name, ordinary or extraordinary, which are applicable to the term of this lease, and which are created, levied, assessed, confirmed, adjudged, imposed or charged by any federal, state or municipal government or public authority, or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements (alt of which are hereinafter referred to as "Impositions") upon or with respect to the Premises, the Lot or any improvements made thereto, any part of the foregoing, any appurtenances thereto. or directly upon this lease or the rent payable hereunder or amounts payable by any subtenants or other occupants or the Premises, or upon this transaction or any related documents to which Tenant is a party or successor in interest, or against Landlord because or Landlord's estate or interest herein. If Tenant is permitted by the assessing and collecting authorities and by all mortgagees and elects to pay any Imposition in installments, Tenant shall nevertheless pay all unpaid installments thereof prior to the expiration or sooner termination of the term or this lease, whether or not such installments are then due or payable. Tenant shall pay each Imposition at Landlord's election to Landlord or directly to the government or other public authority charged with the collection of such Imposition; and in the latter event, Tenant shall furnish Landlord, not later than ten (10) days prior to the last day upon which they may be paid without any fine, penalty, interest or cost, receipts or other evidence satisfactory to Landlord of the payment of all such Impositions.


          (b) New Methods of Taxation. Nothing herein contained shall be interpreted as requiring Tenant to pay any income, excess profits, corporate capital stock, or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed in lieu of all or any part of any Imposition or an increase in any Imposition. If under the requirements of any state or local law with respect to such new method of taxation, Tenant is prohibited from paying such new tax, Landlord may, at its election, terminate this lease by giving written notice thereof to Tenant.

          (c) Monthly Deposits. Notwithstanding the foregoing provisions of this
     Article 6, Landlord shall have the right, at its option, to require Tenant to pay to Landlord or to any mortgagee, at the time when the monthly installment of minimum rent is payable, an amount equal to one-twelfth (1/12th) of the annual Impositions as estimated by Landlord. If Landlord elects to have Tenant make such payments, Tenant also shall pay to Landlord or to such mortgagee, as the case may be, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, the amount by which the impositions becoming due exceed the monthly payments on account thereof previously made by Tenant. The amounts paid by Tenant pursuant to this Paragraph (c) shall be used to pay the Impositions, but such amounts shall not be deemed to be trust funds and no interest shall be payable thereon.

          (d) Contest by Landlord. Landlord may bring proceedings to contest the validity or amount of any Imposition or to recover payments therefor. Tenant shall cooperate with Landlord with respect to such proceedings to the extent reasonably necessary and shall pay to Landlord all reasonable costs, tees and expenses Incurred in connection with such proceedings as additional rent promptly upon being billed therefor.

          (e) Contest by Tenant. Tenant, without postponement of payment, may bring proceedings to contest the validity or amount of any Imposition or to recover payments therefor. Tenant shall save Landlord harmless from all costs and expenses in connection with such proceedings. Landlord shall cooperate with Tenant with respect to such proceedings to the extent reasonably necessary, but all costs, fees and expenses Incurred in connection with such proceedings shall be borne by Tenant. Tenant shall give Landlord advance written notice of Tenant's intention to take any such action.


     7. Insurance.

          (a) Types. Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect throughout the term with policies from an Insurer and in form and substance all satisfactory to Landlord:

               (i) insurance against loss or damage to the Building and all other improvements now or hereafter located on the Premises by fire and such other casualties as may be Included in the broadest form of all-risk insurance from time to time available, in an amount equal to the full Insurable replacement value of the Building and improvements, the policy to have attached thereto replacement cost, agreed amount and rental coverage endorsements or comparable forms of coverage:

               (ii)Insurance against liability for bodily injury (including death) or property damage in or about the Premises, under a policy of comprehensive general public liability insurance, with such limits as to each as may reasonably be required by Landlord from time to time but not less than $500,000 for each person and $1,000,000 for each occurrence of bodily injury (including death) and $500,000 for property damage:

               (iii) boiler insurance, plate glass insurance, war risk insurance (when available), and such other forms of insurance as may be specified from time to time by Landlord; all such insurance shall be in such reasonable amounts as may be specified from time to time by Landlord or by any mortgagee; and

               (iv) any other reasonable insurance coverage that may be required from time to time by any mortgagee or that may be required generally by Institutional mortgagees.

          (b) Insured Parties. The policies of Insurance described in Paragraphs
     (a)(i), (iii) and (iv) of this Article 7 shall name Landlord as the insured party, and in addition shall contain a standard mortgagee endorsement In favor of all mortgagees or, at the election of any such mortgagee, any reasonable variation of such endorsement, The policies of insurance described in Paragraph (a)(ii) of this Article 7 shall name both Landlord and Tenant as the Insured parties.

          (c) Policies. Each policy of Insurance required by Paragraph (a) of this Article 7 shall provide that it shall not be cancelled without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in any endorsement thereto. Each policy shall have an executive notice endorsement or comparable form of coverage attached thereto to the effect that no act or omission of Tenant shall affect the obligation of the insurer to pay the full amount of any loss sustained.


          (d) Evidence of Coverage. At least thirty (30) days prior to the commencement Date, the Original and a signed duplicate of each policy shall be delivered to Landlord by Tenant. Tenant may carry any insurance required by this Article 7 under a blanket policy, applicable to the Premises, In which event Tenant shall deliver the Insurer's certificates thereof and two certified copies of the underlying policy in lieu of the original, showing all of the terms of such coverage applicable to the Premises and showing the insured parties as aforesaid. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide, or to furnish Landlord with satisfactory evidence of coverage within the time required, Landlord shall have the right to purchase such insurance. All payments for such Insurance made by Landlord shall be recoverable by Landlord from Tenant, together with interest thereon, as additional rent promptly upon being billed therefor.

          (e) Waiver of Subrogation. Each of the parties hereto hereby releases the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or dam age shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained. the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation If It is available, If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon being billed therefor.


     8. Repairs and Maintenance.

          (a) Except as specifically otherwise provided in Paragraph (b) of this Article, Tenant, at its sole cost and expense and throughout the term of this lease, shall keep and maintain in good order and condition the Building and the other improvements now or hereafter located upon the Premises. and any sidewalks, parking areas, curbs and access ways upon or adjoining the Premises, and shall promptly make all repairs necessary to keep and maintain such good order and condition, whether such repairs are interior or exterior, ordinary or extraordinary, foreseen or unforeseen. Tenant shall not use or permit the use of any portion or the Premises for outdoor storage. When used in this Article 8, the term "repairs" shall include replacements and renewals when necessary. All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises. Tenant shall maintain all HVAC systems appurtenant to the Building using a service firm[s] acceptable to Landlord which shall provide service and maintenance in accordance with the manufacturer's recommendations and shall provide a copy of the contract to Landlord.

          (c) Tenant shall keep and maintain all portions of the Premises and any sidewalks, parking areas, curbs and access ways adjoining the Premises in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice and shall keep and maintain all open areas of the Premises not built upon or paved as landscaped areas in a neat and orderly condition by performing all necessary tasks, including, but not limited to, grass cutting, seeding, watering, weeding and replacing any dead or diseased planting.


     9. Utility Charges. Tenant shall be solely responsible for and shall pay promptly all rents, costs and charges for water service, sewer service, gas. electricity, light, heat, stew', power. telephone and other communication services, and any and all other utilities or services rendered or supplied upon or in connection with the Premises.


     10. Net lease. Except for the obligations of Landlord expressly set forth herein, this lease is a "net lease" and Landlord shall receive the minimum annual rent as hereinabove provided as net income from the Premises, not diminished by any Imposition or any expenses or charges required to be paid to maintain and carry the Premises or to continue the ownership of Landlord other than payments under any mortgages now existing or hereafter created by Landlord, and Landlord is not and shall not be required to render any services of any kind to Tenant.


     11. Governmental Regulations. With regard to all or any part of the Premises or to the use or manner of use of the Premises, or to the sidewalks, parking areas, curbs and access ways adjoining the premises, or to the fixtures and equipment in the Premises, throughout the term of this lease and at its sole cost and expense, Tenant shall: (i) comply promptly with all laws, ordina9ces, notices, orders, rules, regulations and requirements of all federal, state and municipal governments and all departments, commissions, boards and officers thereof, and of the National Board of Fire Underwriters or any other body now or hereafter constituted exercising similar functions; and (ii) keep, in force at all times all licenses. consents and permits necessary for the lawful use of the Premises for the purposes herein provided; and (iii) comply with the requirements of all public liability, fire, and other policies of insurance covering the Premises whether any of the foregoing are foreseen or unforeseen, ordinary or extraordinary. Provided, however, that Tenant shall not be required to comply with the foregoing laws, ordinances and notices with respect to the footings and foundations and the structural steel columns and girders forming a part of the Premises unless the need for such compliance arises out of or is caused by Tenant's use. manner of use or occupancy of the Premises, or by Tenant's Installations in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee of Tenant.


     12. Signs. Except for signs which are located wholly within the interior of the Building and which are not visible from the exterior of the Premises, no signs shall be placed, erected, maintained or painted at any place upon the Premises without the prior written consent of Landlord as to the size, design, color, location, content, illumination, composition or material and mobility thereof All. signs shall be maintained by Tenant In good condition during the term of this lease, and Tenant shall remove all signs at the termination of this lease and shall repair and restore any damage caused by the installation or removal thereof.


     13. Alterations, Additions and Fixtures.

          (a) Subject to the provisions of Article 14 hereof, Tenant shall have the right to install in the Building any trade fixtures from time to time during the term of this lease; provided, however, that no such installation or removal thereof shall affect the structural portions of the Building and that Tenant shall repair and restore any damage or injury to the Premises caused thereby.

          (b) Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises without on each occasion first presenting to Landlord plans and specifications therefor and obtaining Landlord's prior written consent thereto: except that Tenant may make minor nonstructural changes to the interior of the Building without the consent of Landlord provided that: (i) Tenant supplies Landlord with plans and specifications and any necessary permits therefor at least ten (10) days in advance of commencing construction thereof; (ii) such alterations and improvements do not impair the structural strength of the Building or any other improvements or reduce the value of the Premises: (iii) Tenant shall take or cause to be taken all steps that are required by Article 14 hereof and that are required or permitted by law In order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises, Building or Lot; and (iv) the occupants of any adjoining real estate are not annoyed or disturbed by reason thereof. Any and all alterations, Improvements and additions to the Premises which are constructed, Installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this lease; at that time all such alterations and additions shall remain on the Premises and become the property of Landlord without payment therefor by Landlord; unless, upon the termination of this lease, Landlord shall give written notice to Tenant to remove the same; in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Premises caused by the installation or removal thereof.


     14. Mechanics' Liens. Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises so as to minimize the possibility of a lien attaching to the Premises or the Lot. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Lot. Should any such lien or notice of lien be filed, for work performed for Tenant other than by Landlord, Tenant shall bond against or dischar8e the same within fifteen (15) days after the lien or claim is filed or formal notice of said lien or claim has been issued regardless of the validity of such lien or claim. Nothing in this lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Throughout this lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Lot or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arisin8 cut of any debt or liability to or any claim or demand of any contractor mechanic, supplier, materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant. any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

     15. Landlord's Right of Entry.

          (a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable limes for the purpose of (i) inspecting them or
     (ii) making any necessary repairs thereto or to the Property and performing any work therein: During the progress of any work on the Premises Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment on the Premises during the performance of any work, and the obligations or Tenant under this lease shall not be thereby affected in any manner whatsoever.

          (b) Landlord shall have the right at all reasonable times to enter and to exhibit the Premises for the purpose of sale or mortgage1 and, during the last nine (9) months of the term of this lease, to enter and to exhibit the Premises to any prospective tenant.


     16. Damage by Fire or Other Casualty.

          (a) If the Premises shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord, and Landlord, subject to any mortgagee's consent and to the conditions set forth in this Article 16, shall repair, rebuild or replace such damage and restore the Premises to substantially the same condition in which they were immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage which is covered by the fire and other extended coverage insurance policies.

          (b) The work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

          (c) The net amount or any insurance proceeds (excluding proceeds received pursuant to a rental coverage endorsement) recovered by reason of the damage or destruction of the Premises in excess of the cost or adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of restoration. If In Landlord's sole opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant, the notice to specify a termination date no less then ten (10) days after its transmission; provided, however, that except during the last two (2) years of the term, Tenant may require Landlord to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate security for such payment prior to the termination date specified in Landlord's notice of termination. If Landlord determines that the net insurance proceeds are not adequate and Landlord does not elect to terminate the lease, Tenant shall pay, upon notice that Landlord shall restore, out of funds other than such net Insurance proceeds, the amount by which the cost of restoration estimated by Landlord will exceed the net insurance proceeds, such sum payable by Tenant to be later readjusted to such actual excess upon the completion of restoration. If such net insurance proceeds are more than adequate, the amount by which such net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

          (e) Tenant shall maintains rental coverage endorsement or other comparable form of coverage as part of its fire and extended coverage or all-risk insurance policy. Tenant will receive an abatement of its minimum annual rent to the extent of payments received by Landlord from the carrier providing the rental coverage endorsement.


     17. Non-Abatement of Rent. Except as otherwise expressly provided as to damage by fire or by any other casualty in Paragraph 16(e) and as to condemnation in Paragraphs 19(a) and (b) there shall be no abatement or reduction of tile minimum rent, additional rent or other sums payable hereunder for any cause whatsoever, and this lease shall not terminate, and Tenant shall not be entitled to surrender the Premises.


     18. Indemnification of Landlord. Tenant will indemnify Landlord and save landlord harmless from and against any and all claims, actions, damages, liability and expense (including without limitation fees Of attorneys, investigators and experts) in connection with loss or life, personal Injury or damage to property caused to any person in or about the Premises or arising out or the occupancy or use by Tenant of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, licensees or invitees; unless such loss, injury or damage was caused by the negligence of Landlord, its agents, employees, licensees or invitees. Without limiting the foregoing, Tenant will forever release and hold Landlord harmless from all claims arising out of damage to Tenant's property unless such damage occurs as a result of Landlord's negligent failure to make repairs after having received written notice of the need for such repair. In case any such claim, action or proceeding is brought against Landlord, upon notice from Landlord and at Tenant's sole cost and expense, Tenant shall resist or defend such claim, action or proceeding or shall cause it to be resisted or defended by an insurer.


     19. Condemnation.

          (a)  Termination.

               (i) If all of the Premises are covered by a condemnation: or

               (ii) subject to the provisions of Paragraph (b)(i) hereof, if any of the Premises Is covered by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Premises: then, in any such event, this lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

          (b) Partial  Condemnation.

               (i) If there is a partial condemnation and Landlord decides to terminate pursuant to Paragraph (a) hereof, except during the last two
          (2) years of the term, Tenant may require Landlord to withdraw its notice of termination by: [A] giving Landlord written notice thereof within ten (10) days from transmission of Landlord's notice to Tenant of Landlord's intention to terminate, [B] agreeing to pay the cost of restoration in excess of the condemnation proceeds reduced by those sums expended by Landlord in collecting the condemnation proceeds, and [C] giving Landlord adequate security for such payment within such ten
          (10) day period.

               (ii) If there is a partial condemnation and this lease has not been terminated pursuant to Paragraph (a) hereof Landlord shall restore the Building and the improvements which are part or the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor. If the condemnation proceeds are more than adequate to cover the cost of restoration and Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord or applied to repayment of any mortgage secured by the Premises.


               (iii) If there is a partial condemnation and Landlord has not exercised its right to terminate on the date upon which the condemnor shall have obtained possession, the obligations of Landlord and Tenant under the lease. shall be unaffected by such condemnation except that there shall be an equitable abatement for the balance of the term of the minimum annual rent according to the value of the Premises before and after the date upon which the condemnor shall have taken possession, In the event that the parties are unable to agree upon the amount of such abatement. either party may submit the issue to arbitration.


          (c) Award. In the event of a condemnation affecting Tenant. Tenant shall have the right to make a claim against the condemnor for removal expenses, business dislocation damages and moving expenses; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waive all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

          (d) Temporary Taking. If the condemnor should take only the right to possession (or a fixed period or lime or (or that duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the rent due hereunder net of costs IC' Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as rent for that period; and, Tenant shall pay to Landlord any deficiency between the amount thus paid by the condemnor and the amount of the rent, or Landlord shall pay to Tenant any excess of the amount of the award over the amount of the rent.


     20. Quiet Enforcement. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this lease on its part to be kept, shall quietly have and enjoy the Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease.


     21. Assignment and Subletting.

          (a) Restricted Assignment. Tenant shall not assign, mortgage, pledge or encumber this lease, or sublet the whole or any part or the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law, and/or a transfer by any person or persons controlling Tenant on the date of the lease of such control to a person or persons not controlling Tenant on the date of the lease. In the event of any assignment of this lease made with or without Landlord's consent, Tenant nevertheless shall remain liable for the performance of all of the terms, conditions and covenants of this lease and shall require any assignee to execute and deliver to Landlord an assumption of liability agreement in form satisfactory to Landlord, Including an assumption by the assignee of all of the obligations of Tenant and the assignee's ratification of and agreement to be bound by all the provisions of this lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord, any profit which may' inure to the benefit of Tenant as a result of any subletting of the Premises or assignment of this lease, whether or not consented to by Landlord.

          (b) Percentage Agreements. It is agreed that Tenant shall not enter into any assignment, sublease, license, concession or other agreement for use, occupancy or utilization of the whole or any part of the Premises with or without Landlord's consent, which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part on the net income or profits derived y any person or entity from the space leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported assignment, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or Interest in the possession, use, occupancy or utilization of any part of the Premises.


     22. Subordination. This lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this lease to the lien of any such first mortgage or to the lien of any other mortgage if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attornment that may be desired by any such mortgagee or Landlord. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this lease, without Tenant's consent, by giving notice in writing to Tenant, and thereupon this lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event such mortgagee shall have the same rights with respect to this lease as though this lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee.


     23. Memorandum of Lease; Tenant's Certificate.

          (a) Tenant, at any time and from time to time and within five (5) days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a short form or memorandum of this lease for recording purposes.

          (b) Tenant, at any time and from time to time and within five (5) days after Landlord's written request, so long as there are no material and substantial defects in the Premises which Landlord is obligated to remedy and which Landlord is not proceeding to remedy, and so long as Landlord is not otherwise in default of this lease, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this lease is unmodified and In full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); stating that the improvements required by
     Article 2 hereof have been completed; certifying that Tenant has accepted possession of the Premises; stating the date on which the term of the lease commenced and the dates to which minimum rent, additional rent and other charges have been paid in advance, if any; stating that to the best knowledge of the signer of such instrument Landlord Is not in default of this lease; stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Premises or any Interest therein; and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein or by any assignee of Landlord's interest in this lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord.


     24. Curing Tenant's Defaults. If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after written notice (except In the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which stems and costs together with interest thereon shall be deemed additional rent payable promptly upon being billed therefor,


     25. Surrender.

          (a) Subject to the terms of Paragraphs 13 (b) and 16 (a) and (c) hereof at the expiration or earlier termination of the term hereof, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they ate required to be kept throughout the term hereof, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

          (b) If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the term or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under !he same terms and conditions set forth in this lease: except, however, that the minimum annual rent during such continued occupancy shall be double the amount set forth in Paragraphs 5
     (a) and (b) hereof. Anything to the contrary notwithstanding. any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in
     Article 26 hereof.


     26. Defaults - Remedies.

          (a) Defaults. It shall be an event of default:

               (i) If Tenant does not pay in full when due and without demand any and all installment, of minimum rent or additional rent or any other charges or payments whether or not herein included as rent; or

               (ii) If Tenant violates or fail, to perform or otherwise breaches any agreement, term, covenant or condition herein contained; or

               (iii) If Tenant abandons the Premises or removes or attempts to remove Tenant's goods or property therefrom other than in the ordinary course or business without having first paid to Landlord in full all minimum rent, additional rent and other charges that may have become due as well as all which will become due thereafter; or

               (iv) If Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is flied by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the panics to this lease under any bankruptcy, reorganization arrangement. insolvency, readjustment, receivership or similar law shall not constitute a default until such proceeding, decree, judgement or order has continued unstayed for more than sixty
          (60) consecutive days; or

               (v) If any of the events enumerated In Paragraph (a) (iv) of this Article shall happen to any guarantor of this lease;

          (b) Remedies. Then, and in any such event, Landlord shall have the following rights:

               (i) To charge a late payment penalty of five (5%) percent of any amount owed to Landlord pursuant to this lease which is not paid within five (5) days of the date which is set forth in the lease if a date Is specified, or. if a date is not specified, within thirty (30) days of the mailing of a bill therefor by Landlord, If Landlord incurs a penalty in connection with any payment which Tenant has failed to make within the times required in this lease, Tenant shall pay Landlord, in addition to such sums, the full amount of such penalty incurred by Landlord.

               (ii) To accelerate the whole or any part of the rent for the entire unexpired balance of the term of this 'lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.


               (iii) To enter the Premises and without further demand or notice proceed to distress and sale of the goods, chattel, and personal property there round and to levy the rent and other charges herein payable as rent, and Tenant shall pay all costs and officers' commissions which are permitted by law, including watchmen's wages and sums chargeable to Landlord, and further including commission(s) charged by the constable or other person ma king the levy and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for rent. and any tender of rent without said costs, commissions and charges made after the issuance of a warrant of distress, shall not be sufficient to satisfy the. claim of Landlord.

               (iv) To re-enter the Premises, together with all additions, alterations and Improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and repossess and enjoy the Premises. Upon recovering possession of the Premises as a result of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this lease or make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part or pans thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would other-wise have constituted the balance of the term of this lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may In Landlord's discretion seem best: upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; second, to the payment of any Indebtedness other than rent due hereunder from Tenant to Landlord; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as It may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to he paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord, Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the pan of Landlord to terminate this lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any p art or pans thereof are relet, for failure to collect the rent under such reletting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord Tenant's and their agent to collect the rents due and to become due under all sublease, of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach.

               (v) To terminate this lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default In an amount equal to the amount of the rent reserved for the balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.


          (c) Non-Waiver. No waiver by Landlord of any breach by Tenant or any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forebearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

          (d) Grace Period. Notwithstanding anything hereinabove stated, except in the case of emergency as set forth in Article 24 and except in the event of any default enumerated in Paragraphs (a) (iii), (iv) and (v) or this Article, neither party hereto will exercise any right or remedy provided for in this lease or allowed by law because of any default or the other, except those remedies contained in Paragraph (b/2) of this Article unless such party shall have first given ten (10) days written notice thereof to the defaulting party, and the defaulting party shall have (ailed to cure the default within such period; provided, however, that if the default consists of something other than the failure to pay money which cannot reasonably be cured within ten (20) days. neither party hereto will exercise any such right or remedy if the defaulting party begins to cure the default within the ten (10) days and continues actively and diligently in good faith to completely cure said default; and further provided that Landlord shall not be required to give such ten (30) days notice more than two (2) times during any twelve (12) month period.

          (e) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.


     27. Condition of Title and of Premises.

          (a) Tenant represents that the Premises. the title thereto, the zoning thereof, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, any surface and sub-surface conditions thereof, and the present uses and non-uses thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now is, without relying on any representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, as tot e title thereto, the encumbrances thereon. the appurtenances thereto, the nature, condition or usability thereof or the use or uses to which the Premises or any part thereof may be put, except basic work to be performed by Landlord pursuant to Article 2 hereof. Tenant's occupancy of the Premises shall constitute acceptance of the work performed by Landlord pursuant to Article 2 hereof.

          (b) Tenant shall not suffer or permit the Premises or any portion thereof to be used by the public without restriction or in such manner as might reasonably tend to impair Landlord's title to the Premises or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication or the Premises or any portion thereof.



     28. Interpretation.

          (a) Captions. The captions in this lease are for convenience only and are not a part of this lease and do not in any way define, limit, describe or amplify the terms and provisions of this lease or the scope or intent thereof.

          (b) Entire Agreement. This lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises. No rights, easements or licenses are acquired in the Premises or any land adjacent to the Premises by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant agrees to make such changes to this lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligations hereunder This lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.


          (c) Exhibits. Each writing or plan referred to herein as being attached hereto as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

          (d) Covenants. The terms, covenants and obligations set forth herein all constitute conditions and not covenants of this lease.

          (e) Arbitration. Wherever arbitration is set forth herein as the appropriate resolution ala dispute, issues shall be submitted for arbitration to the American Arbitration Association in the city nearest to the Premises in which offices of the American Arbitration Association are located. Landlord and Tenant will comply with the rules then obtaining of the American Arbitration Association and the determination of award rendered by the arbitrator[s] shall be final, conclusive and binding upon the parties and not subject to appeal, and judgement thereon may be entered in any court of competent jurisdiction.

          (f) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of fifteen percent (15%).


     29. Definitions.

          (a) "Landlord". The word "Landlord" is used herein to include the Landlord named above as well as its heirs, successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had had he originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the Premises except (or obligations which may have theretofore accrued. Neither Landlord nor any principal of Landlord nor any owner or the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this lease or the Premises and if Landlord is in breach or default with respect to Landlord's obligations under this lease or otherwise, tenant shall look solely to the equity or Landlord in the Premises for the satisfaction of Tenant's claims.

          (b) "Tenant". The word "Tenant" is used herein to include the Tenant named above as well as its successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this lease as Tenant. Each and every of the persons named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant immediate or remote. unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all thereof.

          (c) "Mortgage" and "Mortgagee". The word "mortgage" is used herein to include any lien or encumbrance on the Premises or the Lot or on any part of or interest in or appurtenance to the Premises, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground lessor if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

          (d) "Person". The word "person" is used herein to include a natural person, a partnership, a corporation, an association, and any other form or business association or entity.

          (e) "Date of this lease". The "date of this lease" shall be the date upon which this lease has been fully executed by both parties.

          (f) "Index". The word "index" is used herein to mean the U.S. City Average Consumer Price Index for Urban Wage Earners and Clerical Workers (revised series) 1967 = 100 issued from time to time by the Federal Bureau of Labor Statistics or any successor agency that shall issue the index or any other measure hereafter employed by the Federal Bureau of Labor Statistics or any successor agency in lieu or such index. If there be any controversy as to the measure to be substituted, then the controversy shall be resolved by arbitration. The arbitrators shall be guided by the intention of the parties hereto to modify the minimum annual rent to reflect upward changes in the cost of living. The fees and expenses of the arbitration shall be borne by Landlord and Tenant.

          (g) "Lot". The metes and bounds description of the Lot is set forth in Exhibit "D" attached hereto.


     30. Notices. All notices. demands, requests, consents, certificates and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be addressed to 1821 West Iomega Way, Roy, Utah 84067 or, after the Commencement Date, tot he Premises. Notices to Landlord shall be addressed to 200 CentrePort Drive, Suite 350, Greensboro, North Carolina 27409 with a copy to any mortgagee or other party designated by Landlord. Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall be sent.


     31. Security Deposit. At the time of signing this lease Tenant shall deposit with the Landlord the sum of Forty Thousand Nine Hundred Thirty-Two and No/100 Dollars ($40,932.00) to be retained by Landlord as cash security for the faithful performance and observance by Tenant of the covenants, agreements and conditions of this Lent. Notwithstanding anything to the contrary contained in any law or statute now existing or hereafter passed (i) Tenant shall not be en-titled to any interest whatever on the cash security, (ii) Landlord shall not be obligated to hold the cash security in trust or in a separate account, and
(iii) Landlord shall have the right to commingle the cash security with its other funds. Landlord may use, apply or retain the whole or any part of the cash security to the extent required for the payment of any minimum rent, any additional rent or any other sums payable hereunder as to which Tenant is in default or to the extent required for the reimbursement to Landlord of any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect to any of the covenants, agreements or conditions of this lease. If Tenant shall fully and faithfully comply with all of the covenants, agreements and conditions of this lease, the cash security shall be returned to Tenant after the Expiration Date and surrender of the Premises to Landlord. If the Premises are sold to a bona fide purchaser, Landlord shall have the right to transfer the aforesaid cash security to such purchaser, by which transfer Landlord shall be released from all liability, and Tenant shall look solely to the new landlord for the return thereof.




     32. Additional Articles. The following Additional Articles 33 through 68 attached hereto are hereby made a part hereof.














IN WITNESS WHEREOF, and in consideration of the mutual entry into this lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.



Date signed:                 Landlord:

May 9, 1997                  Liberty Property Limited Partnership, by its (SEAL)
                             sole general partner, Liberty Property Trust

                             By /s/ Lawrence D. Gildea
                             Lawrence D. Gildea, Senior Vice President


Date signed:                 Tenant:

May 13, 1997                 Iomega  Corporation

                             By /s/ C. David Correll

                             Attest:Director of Corporate Facilities

                                        [Corporate Seal]


                Corporate Resolution and Authorization of Agency

It is hereby certified that a meeting of a quorum of the directors of the corporation which is the Tenant herein was held on ________________________________, 19____ and that it was resolved to enter into this lease and further that the officers of the Corporation, and __________________________________________ as agent of the corporation, have been authorized, empowered and directed in the corporate name and with the corporate seal to execute and deliver any or all documents and to pay all fees and charges necessary to carry out the entry into and compliance with this lease.

                                     ------------------------------------

                                                 Secretary